EXHIBIT 1

JOINT FILING AGREEMENT

We, the signatories of the Statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Dated: February 3, 2017

AVISTA ACQUISITION CORP.

By:	/s/ Benjamin Silbert
Benjamin Silbert, Attorney-in Fact for Avista Acquisition Corp. (1)

AVISTA ACQUISITION, LLC
By:	/s/ Benjamin Silbert
Benjamin Silbert, Attorney-in Fact for Avista Acquisition, LLC (2)

THOMPSON DEAN

/s/ Benjamin Silbert
By:	Benjamin Silbert, Attorney-in-Fact for Thompson Dean (3)

DAVID BURGSTAHLER

/s/ Benjamin Silbert
By:	/s/ Benjamin Silbert, Attorney-in-Fact for David Burgstahler (4)

(1) Benjamin Silbert is signing on behalf of Avista Acquisition Corp. pursuant to power of attorney letter dated October 7, 2016 which was previously filed with the Commission as Exhibit 24.1 to a Form 3 filed by Avista Acquisition Corp., Avista Acquisition, LLC, Thompson Dean and David Burgstahler on October 7, 2016 (SEC File No. 001-37906).

(2) Benjamin Silbert is signing on behalf of Avista Acquisition LLC. pursuant to power of attorney letter dated October 7, 2016 which was previously filed with the Commission as Exhibit 24.2 to a Form 3 filed by Avista Acquisition Corp., Avista Acquisition, LLC, Thompson Dean and David Burgstahler on October 7, 2016 (SEC File No. 001-37906).

(3) Benjamin Silbert is signing on behalf of Thompson Dean pursuant to power of attorney letter dated October 7, 2016 which was previously filed with the Commission as Exhibit 24.1 to a Form 3 filed by Avista Acquisition Corp., Avista Acquisition, LLC, Thompson Dean and David Burgstahler on October 7, 2016 (SEC File No. 001-37906).

(4) Benjamin Silbert is signing on behalf of David Burgstahler pursuant to power of attorney letter dated October 7, 2016 which was previously filed with the Commission as Exhibit 24.1 to a Form 3 filed by Avista Acquisition Corp., Avista Acquisition, LLC, Thompson Dean and David Burgstahler on October 7, 2016 (SEC File No. 001-37906).